Exhibit 21.1

SUBSIDIARY LIST (BY JURISDICTION)

California

San Francisco Bay Partners II, Ltd.

Connecticut

Bronxville West, LLC
Forestbroad LLC
Smithtown Galleria Associates Limited Partnership
Town Close Associates Limited Partnership

Delaware

1865 Broadway For-Sale, LLC
1865 Broadway Retail, LLC
Alameda Financing, L.P.
AMP Apartments Subtenant, LLC
AMP Apartments, LLC
AMP Manager LLC
AOP GP LLC
Archstone Bay Club Marina LP
Archstone Builders Incorporated
Archstone Camargue III LLC
Archstone Carillon Point GP LLC
Archstone Carillon Point LP
Archstone Carillon Point REIT GP LLC
Archstone Carillon Point REIT LP
Archstone Champions Park LLC
Archstone Charter Oak LLC
Archstone Communities LLC
Archstone DC One Holdings LLC
Archstone Del Mar Station LLC
Archstone Developer LLC
Archstone East 33rd Street GP LLC
Archstone East 33rd Street LP
Archstone East 33rd Street Master Lessee GP LLC
Archstone East 33rd Street Master Lessee LP
Archstone East 33rd Street REIT GP LLC
Archstone East 33rd Street REIT LP
Archstone East 39th Street (Nominee) GP LLC
Archstone East 39th Street (Nominee) LP
Archstone East 39th Street Holdings GP LLC
Archstone East 39th Street Holdings LP
Archstone East 39th Street Principal GP LLC
Archstone East 39th Street Principal LP

Archstone Financial Services LLC
Archstone Grosvenor Tower GP LLC
Archstone Grosvenor Tower LP
Archstone Grosvenor Tower REIT GP LLC
Archstone Grosvenor Tower REIT LP
Archstone HoldCO CM LLC
Archstone Holdings Germany II LLC
Archstone Holdings Germany LLC
Archstone Huntington Beach College Park LLC
Archstone Huntington Beach Member LLC
Archstone Katahdin GP LLC
Archstone Katahdin LP
Archstone Legacy Place GP LLC
Archstone Legacy Place LP
Archstone Legacy Place REIT GP LLC
Archstone Legacy Place REIT LP
Archstone Lexington Apartments GP LLC
Archstone Lexington Apartments LP
Archstone Lincoln Towers LLC
Archstone Management Germany II B LLC
Archstone Management Germany II LLC
Archstone Management Germany LLC
Archstone Management Services Incorporated
Archstone Marina Bay GP LLC
Archstone Marina Bay LP
Archstone Marina Bay Nominee LP
Archstone Marina Bay REIT GP LLC
Archstone Marina Bay REIT LP
Archstone Master Property Holdings LLC
Archstone Memorial Heights Villages I LLC
Archstone Multifamily CM LLC
Archstone Multifamily Guarantor (GP) LLC
Archstone Multifamily Guarantor LLC
Archstone Multifamily Guarantor LP
Archstone Multifamily Holdings I (Borrower-A) GP LLC
Archstone Multifamily Holdings I (Borrower-A) LP
Archstone Multifamily Holdings I (Borrower-B) GP LLC
Archstone Multifamily Holdings I (Borrower-B) LP
Archstone Multifamily Holdings I (Development Borrower Pledgor) GP LLC
Archstone Multifamily Holdings I (Development Borrower Pledgor) LP
Archstone Multifamily Holdings I (Development Borrower) GP LLC
Archstone Multifamily Holdings I (Development Borrower) LP
Archstone Multifamily Holdings I (Parent Borrower-B) GP LLC
Archstone Multifamily Holdings I (Parent Borrower-B) LP
Archstone Multifamily Holdings I (Parent C) GP LLC
Archstone Multifamily Holdings I (Parent C) LP

Archstone Multifamily Holdings I LLC
Archstone Multifamily Holdings I LP
Archstone Multifamily Holdings II (Borrower) GP LLC
Archstone Multifamily Holdings II (Borrower) LP
Archstone Multifamily Holdings II LP
Archstone Multifamily Nominee (GP) LLC
Archstone Multifamily Parallel Guarantor I LLC
Archstone Multifamily Parallel Guarantor II LLC
Archstone Multifamily Parallel Guarantor LLC
Archstone Multifamily Partners AC Asset Manager LLC
Archstone Multifamily Partners AC CM LLC
Archstone Multifamily Partners AC Funding GP LLC
Archstone Multifamily Partners AC Funding LP
Archstone Multifamily Partners AC GP LLC
Archstone Multifamily Partners AC Investor I LLC
Archstone Multifamily Partners AC Investor II LLC
Archstone Multifamily Partners AC JV Asset Manager LLC
Archstone Multifamily Partners AC JV CM LLC
Archstone Multifamily Partners AC JV GP LLC
Archstone Multifamily Partners AC JV Investor I LLC
Archstone Multifamily Partners AC JV LP
Archstone Multifamily Partners AC LP
Archstone Multifamily Principal LP
Archstone Multifamily Series II LLC
Archstone Multifamily Series III LLC
Archstone Multifamily Series IV LLC
Archstone Multifamily Series IV Nominee (GP) LLC
Archstone Multifamily Series IV Nominee LP
Archstone Multifamily Series IV Principal LP
Archstone National Gateway I GP LLC
Archstone National Gateway I LP
Archstone National Gateway II GP LLC
Archstone National Gateway II LP
Archstone New Development Holdings GP LLC
Archstone New Development Holdings LP
Archstone Nominee LP
Archstone North Braeswood GP LLC
Archstone North Braeswood LP
Archstone North Braeswood Mezz GP LLC
Archstone North Braeswood Mezz LP
Archstone North Capitol Hill 2 GP LLC
Archstone North Capitol Hill 2 LP
Archstone North Capitol Hill GP LLC
Archstone North Capitol Hill LP
Archstone North Point II LLC
Archstone Northcreek LLC

Archstone Oak Creek I LLC
Archstone Oak Creek II LLC
Archstone Oakwood Arlington LLC
Archstone Oakwood Toluca Hills LLC
Archstone OC/SD JV Holdings LLC
Archstone OC/SD JV LLC
Archstone Old Town Pasadena LLC
Archstone Parallel Residual JV 2, LLC
Archstone Parallel Residual JV, LLC
Archstone Parkland Gardens LLC
Archstone Property Holdings GP LLC
Archstone Property Holdings LLC
Archstone Property Management LLC
Archstone Real Estate Advisory Services GP LLC
Archstone Real Estate Advisory Services LP
Archstone Redmond Campus LLC
Archstone Residual JV, LLC
Archstone San Bruno III LLC
Archstone San Bruno III-B LLC
Archstone San Mateo Holdings LLC
Archstone SellCo CM LLC
Archstone Smith Corporate Holdings LLC
Archstone Studio 4041 GP LLC
Archstone Studio 4041 LP
Archstone Studio 4041 REIT GP LLC
Archstone Studio 4041 REIT LP
Archstone Sunnyvale GP LLC
Archstone Sunnyvale LP
Archstone Sunnyvale REIT GP LLC
Archstone Sunnyvale REIT LP
Archstone Thousand Oaks LLC
Archstone Trademark JV, LLC
Archstone Tysons Corner LLC
Archstone Venice GP LLC
Archstone Venice LP
Archstone Venice REIT GP LLC
Archstone Venice REIT LP
Archstone Waterford Place LLC
Archstone Westbury (Nominee) GP LLC
Archstone Westbury (Nominee) LP
Archstone Westbury GP LLC
Archstone Westbury Holdings GP LLC
Archstone Westbury Holdings LP
Archstone Westbury LP
Archstone Westbury Principal GP LLC
Archstone Westbury Principal LP

Archstone-Smith Unitholder Services LLC
Aria at Laurel Hill, LLC
Arlington Square Financing, LLC
ASN 50th Street LLC
ASN Bear Hill LLC
ASN Calabasas I LLC
ASN Calabasas II LLC
ASN Clinton Green Member LLC
ASN Europe Trading Incorporated
ASN Europe Trading US Incorporated
ASN Holdings LLC
ASN La Jolla Colony LLC
ASN Lake Mendota Investments LLC
ASN Long Beach LLC
ASN Los Feliz LLC
ASN Maple Leaf (Office) LLC
ASN Meadows at Russett I LLC
ASN Meadows at Russett II LLC
ASN Monument Park LLC
ASN Mountain View LLC
ASN Pasadena LLC
ASN Presidio View LLC
ASN Quincy LLC
ASN Redmond Lakeview LLC
ASN Redmond Park LLC
ASN San Jose LLC
ASN Tanforan Crossing I LLC
ASN Tanforan Crossing II LLC
ASN Technologies, Inc.
ASN Thousand Oaks Plaza LLC
ASN Walnut Ridge LLC
ASN Warner Center LLC
ASN Woodland Hills East LLC
AVA Capitol Hill, LLC
AVA Ninth, L.P.
Avalon 55 Ninth, LLC
Avalon Alderwood Phase I, LLC
Avalon Anaheim Stadium, L.P.
Avalon Arboretum, L.P.
Avalon at 318 I Street, LLC
Avalon at Ballston, LLC
Avalon at Diamond Heights, L.P.
Avalon at Florham Park, LLC
Avalon at Mission Bay III, L.P.
Avalon at Pacific Bay, L.P.
Avalon at Providence Park, LLC

Avalon at Stratford, LLC
Avalon Baker Ranch, L.P.
Avalon Ballard, LLC
Avalon Belltown, LLC
Avalon Brandemoor II, LLC
Avalon Burlington, LLC
Avalon Chino Hills, L.P.
Avalon Clark and Polk, LLC
Avalon Columbus Circle, LLC
Avalon DownREIT V, L.P.
Avalon Dublin Station II, L.P.
Avalon Encino, L.P.
Avalon Exeter, LLC
Avalon Fair Lakes, LLC
Avalon Fairfax City, LLC
Avalon Fashion Valley, L.P.
Avalon Framingham, LLC
Avalon Glendora, L.P.
Avalon Gold, LLC
Avalon Great Neck, LLC
Avalon Green II, LLC
Avalon Grosvenor, L.P.
Avalon Hoboken, LLC
Avalon Hoboken TRS, LLC
Avalon Hoboken JV, LLC
Avalon Hollywood GP, LLC
Avalon Hollywood, L.P.
Avalon Hunt Valley, LLC
Avalon II California Value I, L.P.
Avalon II California Value II, L.P.
Avalon II California Value III, L.P.
Avalon II California Value IV, L.P.
Avalon II Maryland Value I, L.P.
Avalon II Maryland Value II, L.P.
Avalon II Maryland Value III, L.P.
Avalon II Maryland Value IV, L.P.
Avalon II Massachusetts Value I, L.P.
Avalon II New Jersey Value I, L.P.
Avalon II New Jersey Value II, L.P.
Avalon Irvine III, L.P.
Avalon Irvine, L.P.
Avalon Laurel, LLC
Avalon Lyndhurst, LLC
Avalon Marlborough, LLC
Avalon Milazzo, L.P.
Avalon Mission Oaks, L.P.

Avalon Morrison Park, L.P.
Avalon Mosaic II, LLC
Avalon Mosaic, LLC
Avalon Nashua, LLC
Avalon New Canaan, LLC
Avalon New Jersey Value II, LLC
Avalon New York Value I, LLC
Avalon Newport, L.P.
Avalon Norden Place, LLC
Avalon North Bergen, LLC
Avalon Ocean Avenue, L.P.
Avalon Ossining, LLC
Avalon Overlake, LLC
Avalon Oyster, LLC
Avalon Park Crest, LLC
Avalon Phoenixville, LLC
Avalon Potomac Yard, LLC
Avalon Princeton, LLC
Avalon Queen Anne, LLC
Avalon Rancho Vallecitos, L.P.
Avalon Riverview I, LLC
Avalon Riverview North, LLC
Avalon Roseland, LLC
Avalon Run, LLC
Avalon San Dimas, L.P.
Avalon Shelton III, LLC
Avalon Shipyard, LLC
Avalon Somers, LLC
Avalon Stuart, LLC
Avalon Tinton Falls, LLC
Avalon Towers Bellevue, LLC
Avalon Union City, L.P.
Avalon University District, LLC
Avalon Upper Falls Limited Partnership
Avalon Upper Falls, LLC
Avalon Villa Bonita, L.P.
Avalon Villa San Dimas, L.P.
Avalon Village Square, L.P.
Avalon Vista, L.P.
Avalon Watch, LLC
Avalon West Chelsea, LLC
Avalon West Hollywood, L.P.
Avalon West Long Branch, LLC
Avalon White Plains II, LLC
Avalon Willoughby West, LLC
Avalon Wilshire, L.P.

Avalon Winbrook Redevelopment, LLC
Avalon Woodland Hills, L.P.
Avalon WP I, LLC
Avalon WP II, LLC
Avalon WP III, LLC
Avalon WP IV, LLC
Avalon WP V, LLC
Avalon WP VI, LLC
Avalon Yonkers ATI Site, LLC
Avalon Yonkers Sun Sites, LLC
AvalonBay Capital Management II, LLC
AvalonBay Fund II Subsidiary GP, LLC
AvalonBay Trade Zone Village, LLC
AvalonBay VAF II Acquisition, LLC
AvalonBay Value Added Fund II Feeder, L.P.
AvalonBay Value Added Fund II, L.P.
AvalonBay Value Added Fund Liquidating Trust
AvalonBay Value Added REIT II, L.P.
AVB 1865 Broadway, LLC
AVB Albemarle, LLC
AVB Bloomfield Station Urban Renewal, LLC
AVB Brandywine Member, LLC
AVB Broadway Developer, LLC
AVB Broadway Member, LLC
AVB Consulate, LLC
AVB Del Rey, L.P.
AVB Glover Park, LLC
AVB Hillwood Holding, LLC
AVB La Mesa GP LLC
AVB La Mesa II GP LLC
AVB La Mesa II LP
AVB La Mesa LP
AVB Legacy DownREIT, LLC
AVB Manager II, LLC
AVB Maple Leaf Apartments GP, LLC
AVB Maple Leaf Apartments Limited Partnership
AVB Maple Leaf REIT, LLC
AVB Opera Warehouse GP, LLC
AVB Opera Warehouse, L.P.
AVB Princeton Homes, LLC
AVB Residual Parallel II, LLC
AVB Santa Monica on Main GP LLC
AVB Santa Monica on Main LP
AVB Simi Valley GP LLC
AVB Simi Valley LP
AVB Southwest Berkeley GP LLC

AVB Southwest Berkeley LP
AVB Statesman, LLC
AVB Studio City GP LLC
AVB Studio City III-A GP LLC
AVB Studio City III-A LP
AVB Studio City III-B GP LLC
AVB Studio City III-B LP
AVB Studio City III-C GP LLC
AVB Studio City III-C LP
AVB Studio City LP
AVB Trademark, LLC
AVB Tunlaw Gardens, LLC
AVB Walnut Creek GP LLC
AVB Walnut Creek LP
AVB Walnut Creek Station GP LLC
AVB Walnut Creek Station LP
AVB Willow Glen GP LLC
AVB Willow Glen LP
Bay Countrybrook L.P.
Bay Pacific Northwest, L.P.
Bellevue Financing, LLC
Bloomingdale Urban Renewal, LLC
Boonton Urban Renewal, LLC
Bowery Place I Low-Income Operator, LLC
Bowery Place I Manager, LLC
BPR Sudbury Development LLC
Briarwood Borrower, LLLP
Capital Mezz LLC
CG-N Affordable LLC
CG-N Affordable Manager LLC
CG-S Affordable LLC
CG-S Affordable Manager LLC
Clinton Green Company, LLC
Clinton Green Condo LLC
Clinton Green Holdings LLC
Clinton Green North, LLC
Clinton Green South, LLC
Clinton Green Theatre, LLC
Courthouse Hill LLC
Crescent Financing, LLC
Crest Financing, L.P.
CVP II, LLC
CVP III, LLC
Darien Financing, LLC
Dermont Clinton Green, LLC
Eaves Artesia, L.P.

Eaves Burlington, LLC
Edgewater Financing, LLC
El Paseo Drive Land LLC
Fairfax Towers Financing, L.P.
Freehold Financing, LLC
Gables Rothbury Borrower, LLLP
Garden City Apartments, LLC
Garden City SF, LLC
Garden City Townhomes, LLC
Gardens Financing, LLC
Gates Financing, LLC
Glen Cove Development LLC
Glen Cove II Development LLC
Hayes Valley, L.P.
Jones Road Residential, LLC
La Brea Gateway LLC
Lake Mendota Investments LLC
Laurel Hill Private Sewer Treatment Facility, LLC
Legacy Holdings JV, LLC
Lexford Properties, L.P.
LMI Pembroke Landings LLC
LMI Preston Park LLC
LMI Riverbend LLC
LMI Rosemont LLC
Maplewood Urban Renewal, LLC
Mark Pasadena Financing, L.P.
Mission Bay North Financing, L.P.
MVP I, LLC
Newcastle Construction Management, LLC
Newcastle For Sale, LLC
Newcastle Joint Venture, LLC
Newcastle Multifamily Rental, LLC
North Bergen Residential Urban Renewal, LLC
North Bergen Retail Urban Renewal, LLC
North Point Apartments GP LLC
North Point Apartments Limited Partnership
North Point Holdings GP LLC
North Point Holdings LP
North Point REIT LLC
Norwalk Retail, LLC
Oak Road Office, LLC
OEC Holdings LLC
Parallel Residual JV LLC
Pennsylvania Entity GP, LLC
PHVP I GP, LLC
PHVP I, LP

Pleasant Hill Manager, LLC
Pleasant Hill Transit Village Associates LLC
Quincy Avalon, LLC
Ridgefield Park Urban Renewal, LLC
Roselle Park Urban Renewal, LLC
Roselle Park VP, LLC
Run East II Financing, LLC
San Bruno III Financing, L.P.
Shady Grove Road Financing, LLC
Sheepshead Bay Road Lender, LLC
Sheepshead Bay Road Manager, LLC
Sheepshead Bay Road Owner, LLC
Sheepshead Bay Road Partner, LLC
Silicon Valley Financing, LLC
Smith Property Holdings Ballston Place L.L.C.
Smith Property Holdings Consulate L.L.C.
Smith Property Holdings Crystal Towers L.P.
Smith Property Holdings Five (D.C.) L.P.
Smith Property Holdings One (D.C.) L.P.
Smith Property Holdings Reston Landing L.L.C.
Smith Property Holdings Seven L.P.
Smith Property Holdings Two LP
Smith Property Holdings Two (D.C.) L.P.
Sudbury Land Avalon, LLC
Tysons West, LLC
Union Urban Renewal, LLC
Valet Waste Holdings, Inc.
Wesmont Station Licensee, LLC
Wesmont Station Residential I Urban Renewal, LLC
Wesmont Station Residential II Urban Renewal, LLC
Wesmont Station Retail I Urban Renewal, LLC
Wesmont Station Retail II Urban Renewal, LLC
West Chelsea Transaction, LLC
West Windsor Urban Renewal, LLC
Wharton Urban Renewal, LLC
Woodland Park REIT Holdings GP LLC
Woodland Park REIT Holdings LP
Woodland Park REIT LLC
WP Apartments GP LLC
WP Apartments LP

District of Columbia

4100 Massachusetts Avenue Associates, L.P.

Maryland

Archstone
Archstone Inc.
Archstone Multifamily Series I Trust
Avalon 4100 Massachusetts Avenue, Inc.
Avalon Acton, Inc.
Avalon at Chestnut Hill, Inc.
Avalon at Great Meadow, Inc.
Avalon at St. Clare, Inc.
Avalon BFG, Inc.
Avalon Blue Hills, Inc.
Avalon Canton, Inc.
Avalon Chase Glen, Inc.
Avalon Chase Grove, Inc.
Avalon Chino Hills Manager, Inc.
Avalon Cohasset, Inc.
Avalon Collateral, Inc.
Avalon Commons, Inc.
Avalon DownREIT V, Inc.
Avalon Fairway Hills I Associates
Avalon Fairway Hills II Associates
Avalon Fairway II, Inc.
Avalon Glendora Manager, Inc.
Avalon Grosvenor LLC
Avalon Hayes Valley Manager, Inc.
Avalon Hingham, Inc.
Avalon Hingham PM, Inc.
Avalon Mission Oaks Manager, Inc.
Avalon Natick, Inc.
Avalon Oaks, Inc.
Avalon Oaks West, Inc.
Avalon Promenade, Inc.
Avalon Sharon, Inc.
Avalon Symphony Woods, Inc.
Avalon Twinbrook Station, Inc.
Avalon Upper Falls Limited Dividend Corporation
Avalon West Hollywood Manager, Inc.
AvalonBay Assembly Row TRS, Inc.
AvalonBay Capital Management, Inc.
AvalonBay Construction Services, Inc.
AvalonBay Grosvenor, Inc.
AvalonBay NYC Development, Inc.
AvalonBay Orchards, Inc.
AvalonBay Shrewsbury, Inc.
AvalonBay Traville, LLC
AVB Development Transactions, Inc.
AVB Northborough, Inc.

AVB Pennsylvania Realty Trust
AVB Pleasant Hill TRS, Inc.
AVB Realty Management Services, Inc.
AVB Service Provider, Inc.
AVB Tysons Development, Inc.
Bay Asset Group, Inc.
Bay Development Partners, Inc.
Bay GP, Inc.
Brandywine Apartments of Maryland, LLC
California Multiple Financing, Inc.
California San Bruno III Financing, Inc.
Easton Avalon, Inc.
Georgia Avenue, Inc.
Hingham Shipyard Avalon II, Inc
JP Construction in Milford, Inc.
Juanita Construction, Inc.
Lexington Ridge-Avalon, Inc.
Norwood Avalon, Inc.
Pomorum Holdings, Inc.
Smith Realty Company
Sudbury Avalon, Inc.

Massachusetts

AvalonBay BFG Limited Partnership
Hingham Shipyard East Property Owners Association, Inc.
Smith Property Holdings Cronin’s Landing L.P.

New Jersey

Town Cove Jersey City Urban Renewal, Inc.
Town Run Associates

New York

Avalon Huntington Former S Corp

Virginia

Hillwood Square Mutual Association

FOREIGN ENTITIES:

Archstone B.V.
Archstone Deutsche RE Holding GmbH
Archstone Holdings Germany Ltd.
Archstone LT Holdings Germany Ltd.
Archstone Management Germany B.V.
Archstone Management Germany II Cooperatief U.A.
Archstone Management Germany II S.a.r.l.

Archstone Management Germany S.a.r.l.
DeWAG 1. Objektgesselschaft mbH
DeWAG 10. Objektgesellschaft B.V.
DeWAG 11. Objektgessellschaft B.V.
DeWAG 12. Objektgesselschaft mbH
DeWAG 13. Objektgesselschaft mbH
DeWAG 14. Objektgesselschaft B.V.
DeWAG 15. Objektgesselschaft B.V.
DeWAG 16. Objektgesselschaft B.V.
DeWAG 17. Objektgesselschaft B.V.
DeWAG 18. Objektgesselschaft B.V.
DeWAG 19. Objektgesselschaft B.V.
DeWAG 2. Objektgesselschaft mbH
DeWAG 20. Objektgesselschaft B.V.
DeWAG 21. Objektgesselschaft B.V.
DeWAG 22. Objektgesselschaft B.V.
DeWAG 23. Objektgesselschaft B.V.
DeWAG 24. Objektgesselschaft B.V.
DeWAG 25. Objektgesselschaft B.V.
DeWAG 3. Objektgesselschaft mbH
DeWAG 4. Objektgesselschaft mbH
DeWAG 9. Objektgesellschaft B.V.
DeWAG Capital GmbH
DeWAG Deutsche WohnAnlage GmbH
DeWAG Holdings B.V.
DeWAG Holdings GmbH
DeWAG Holdings II S.a.r.l.
DeWAG Holdings S.a.r.l.
DeWAG II-1. Objektgesselschaft B.V.
DeWAG II-2. Objektgesselschaft B.V.
DeWAG II-3. Objektgesselschaft B.V.
DeWAG II-4. Objektgesselschaft B.V.
DeWAG II-5. Objektgesselschaft B.V.
DeWAG II-6. Objektgesselschaft B.V.
DeWAG II-7. Objektgesselschaft B.V.
DeWAG JV Holdings 1 B.V.
DeWAG LT Holdings II S.a.r.l.
DeWAG LT Holdings S.a.r.l.
DeWAG Management GmbH
Pomorum Insurance Company Ltd.
TSP Wega Vermoegensverwaltungs GmbH & Co. KG
TSP Wega Verwaltungs GmbH